                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.1

ITEM 6. SELECTED FINANCIAL DATA

                                                                    YEAR ENDED DECEMBER 31,
                                                                    -----------------------
                                              2003            2002            2001            2000            1999
                                           ---------       ---------       ---------       ---------       ---------
                                                                        (IN THOUSANDS)
OPERATING DATA:
Total revenues .........................   $ 276,556       $ 346,380       $ 322,322       $ 294,267       $ 279,489
                                           =========       =========       =========       =========       =========
Operating income .......................   $  62,891       $  83,730       $  63,788       $  65,802       $  65,369
Other gains and (losses):
  Provision for loss on real estate ....        (750)         (3,212)         (3,184)         (1,351)         (1,946)
  Gain on sale of marketable
    equity and debt securities .........       2,607              --           6,749              --          28,590
  Write-down of equity securities
    available for sale .................        (961)         (8,476)             --              --              --
  Write-down of mortgages and
    notes receivable ...................     (18,798)             --              --              --              --
  Gain on sales and disposition
    of real estate .....................       7,121           8,990           1,737           6,763          13,971
    (Loss) gain on limited
      partnership interests ............          --          (3,750)             --           3,461              --
  Minority interest in net earnings
    of Stratosphere Corporation ........          --          (1,943)           (450)         (2,747)         (1,002)
                                           ---------       ---------       ---------       ---------       ---------
Income from continuing operations
  before income taxes ..................      52,110          75,339          68,640          71,928         104,982
Income tax benefit (expense) ...........       6,495          (7,480)         30,077          (2,533)           (775)
                                           ---------       ---------       ---------       ---------       ---------
Income from continuing operations ......      58,605          67,859          98,717          69,395         104,207
Discontinued operations:
  Income from discontinued operations ..       6,139           6,007           6,117           5,755           3,522
  Gain on sales and disposition of
    real estate ........................       3,353              --              --              --              --
                                           ---------       ---------       ---------       ---------       ---------
Income from discontinued operations ....       9,492           6,007           6,117           5,755           3,522
                                           ---------       ---------       ---------       ---------       ---------
Net earnings ...........................   $  68,097       $  73,866       $ 104,834       $  75,150       $ 107,729
                                           =========       =========       =========       =========       =========




                                                                  (IN $000'S EXCEPT PER UNIT AMOUNTS)
                                                                         YEAR ENDED DECEMBER 31,
                                                                         -----------------------
                                                    2003          2002            2001             2000           1999
                                                    ----          -------         -------          ----           ----
Net Earnings attributable to: (see note
  below)
  Limited partners ..........................   $    59,360     $    63,168     $    66,190     $    72,225    $    93,909
  General Partner ...........................         8,737          10,698          38,644           2,925         13,820
                                                -----------     -----------     -----------     -----------    -----------
Net Earnings ................................   $    68,097     $    73,866     $   104,834     $    75,150    $   107,729
                                                ===========     ===========     ===========     ===========    ===========

Net earnings per limited partnership unit:
  Basic earnings:
    Income from continuing operations .......   $      1.03     $      1.15     $      1.21     $      1.36    $      1.88
    Income from discontinued operations .....          0.20            0.12            0.13            0.12           0.07
                                                -----------     -----------     -----------     -----------    -----------
  Basic earnings per LP Unit ................   $      1.23     $      1.27     $      1.34     $      1.48    $      1.95
                                                ===========     ===========     ===========     ===========    ===========
Weighted average limited partnership
  units outstanding .........................    46,098,284      46,098,284      46,098,284      46,098,284     46,098,284
                                                ===========     ===========     ===========     ===========    ===========
  Diluted earnings:
    Income from continuing operations .......   $      0.96     $      1.02     $      1.09     $      1.19    $      1.61
    Income from discontinued operations .....          0.17            0.10            0.10            0.10           0.06
                                                -----------     -----------     -----------     -----------    -----------
  Diluted earnings per LP unit ..............   $      1.13     $      1.12     $      1.19     $      1.29    $      1.67
                                                ===========     ===========     ===========     ===========    ===========
Weighted average limited partnership
  units and equivalent partnership
  units outstanding .........................    54,489,943      56,466,698      55,599,112      56,157,079     56,078,394
                                                ===========     ===========     ===========     ===========    ===========

Note: Earnings of National Energy Group, Inc. (October 2003) and Bayswater (March 2000), prior to their acquisitions by the Company have been allocated to the General Partner

At year end:
Real estate leased to others ................   $   213,799     $   359,700     $   358,597     $   379,396    $   375,268
Properties held for sale ....................       128,813           4,300              --              --             --
Hotel, casino and resort operating
  properties ................................       215,775         215,775         228,181         185,253        141,829
U.S. Government and agency obligations ......        61,573         336,051         313,641         475,267        468,529
Cash and cash equivalents ...................       467,704          54,871          64,105         147,705        142,697
Note receivable due from affiliate ..........            --         250,000         250,000              --             --
Marketable equity and debt securities .......        80,522          26,728          35,253          54,736         67,397
Mortgages and notes receivable ..............        50,328          56,216          35,529          19,946         10,955
Investment in NEG Holdings LLC ..............        69,346         108,880          97,654              --             --
Equity interest in GB Holdings, Inc. ........        30,854          37,280          39,936          38,359             --
Land and construction-in-progress ...........        43,459          40,415          69,429          75,952         99,252
Deferred tax asset ..........................        82,450          25,522          30,589              --             --
Total assets ................................     1,489,930       1,560,476       1,584,351       1,422,987      1,364,861
Mortgages payable ...........................       180,969         171,848         166,808         182,049        179,387
Due to affiliate ............................            --              --          68,805          77,521             --
Senior notes-Due affiliate ..................            --         148,637         148,637              --             --
Liability for Preferred Limited
  Partnership Units .........................       101,649              --              --              --             --
Minority interest ...........................            --              --          67,433          64,907         66,307
Partners' Equity ............................     1,153,448       1,130,176       1,018,224       1,042,725      1,029,308

                                    I-2